SMHI LISTED NYSE SEACOR Marine Holdings Inc. Investor Presentation 25 February 2026 Exhibit 99.2

Forward-Looking Statements Forward-Looking Statements discussed in this release as well as in other reports, materials and oral statements that SEACOR Marine Holdings Inc. (“SEACOR Marine” or the “Company”) releases from time to time to the public constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “believe,” “plan,” “target,” “forecast” and similar expressions are intended to identify forward-looking statements. Such forward-looking statements concern management's expectations, strategic objectives, business prospects, anticipated economic performance and financial condition and other similar matters. Forward-looking statements are inherently uncertain and subject to a variety of assumptions, risks and uncertainties such as the completion of our financial close process for the quarter, that could cause actual results to differ materially from those anticipated or expected by the management of the Company. These statements are not guarantees of future performance and actual events or results may differ significantly from these statements. Actual events or results are subject to significant known and unknown risks, uncertainties and other important factors, many of which are beyond the Company's control. It should be understood that it is not possible to predict or identify all such factors. Investors and analysts should not place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date of the document in which they are made. The Company disclaims any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in the Company's expectations or any change in events, conditions or circumstances on which the forward-looking statement is based, except as required by law. It is advisable, however, to consult any further disclosures the Company makes on related subjects in its filings with the U.S. Securities and Exchange Commission, including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K (if any). These statements constitute the Company's cautionary statements under the Private Securities Litigation Reform Act of 1995. Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures. Direct Vessel Profit (defined as operating revenues less operating costs and expenses including major repairs and drydocking expenses, “DVP”), when applied to individual vessels, fleet categories or the combined fleet. DVP is a critical financial measure used by the Company to analyze and compare the operating performance of its individual vessels, fleet categories, regions and combined fleet, without regard to financing decisions (depreciation for owned vessels vs. leased-in expense for leased-in vessels). DVP is also useful when comparing the Company’s fleet performance against those of our competitors who may have differing fleet financing structures. DVP has material limitations as an analytical tool in that it does not reflect all of the costs associated with the ownership and operation of our fleet, and it should not be considered in isolation or used as a substitute for our results as reported under GAAP. Adjusted EBITDA is defined as DVP less general and administrative expenses and lease expenses. We believe that the presentation of Adjusted EBITDA provides useful information to investors and management uses it to assess our on-going operations. Our use of Adjusted EBITDA should not be viewed as an alternative to measures calculated in accordance with GAAP. Adjusted EBITDA has limitations as analytical tool such as: (i) Adjusted EBITDA does not reflect the impact of earnings or charges that we consider not to be indicative of our on-going operations; (ii) Adjusted EBITDA does not reflect interest and income tax expense; and (iii) other companies, including other companies in our industry, may calculate Adjusted EBITDA differently than we do. Net Debt is defined as total debt (the most comparable GAAP measure, calculated as long-term debt plus current portion of long-term debt excluding discount and issuance costs) less cash and cash equivalents (including restricted cash). We believe that the presentation of Net Debt provides useful information to investors and management uses it to compare total debt less cash and cash equivalents across periods on a consistent basis. Reconciliation for each of these non-GAAP measures are included as an appendix to this presentation.

I. Company Overview

SEACOR Marine – Global OSV Owner with Modern Fleet

SEACOR MARINE

Company Overview

- Leading provider of marine and support transportation services to offshore energy facilities worldwide with one of the youngest fleets in the industry
- Headquartered in Houston, TX, and listed on the NYSE (ticker: **SMHI**) with a market capitalization of $215.0M (1)
- Owns and operates a fleet of 44 offshore support vessels ("OSVs") including Platform Supply Vessels ("PSVs"), Fast Support Vessels ("FSVs") and Liftboats that provides crew transportation, supply, accommodation and maintenance support, with two PSVs under construction
- Global footprint with presence in all major offshore basins outside of Asia, serving a diverse range of customers in the oil and gas and offshore wind sectors
- Notable developments in FY 2025:
    - Sale of non-core assets: two 335' Liftboats, one stacked 245' Liftboat, three PSVs (< 2,000 DWT) and one FSV, representing an average age of 13.8 years, for total proceeds of approx. $130.3M and a $63.4M gain; two additional PSVs classified as held for sale as of December 31, 2025
    - Share repurchase: the Company completed a securities repurchase from The Carlyle Group, representing 9.1% of the outstanding shares of common stock (2) for an aggregate purchase price of approx. $12.9M or $4.90 per share
    - PSV newbuild program update: steel cutting and keel laying milestones achieved for the first PSV; steel cutting achieved for the second PSV, with keel laying expected in Q1 2026; capex is now fully funded
    - Cost efficiencies: in Q4 2025, the Company completed certain cost reduction initiatives with annualized recurring savings of at least $3.9M; continued focus on optimizing the cost structure and regional footprint to help maintain the Company's competitiveness in the industry and position itself to take advantage of market opportunities

Global Presence



7 vessels
United States
10 vessels
Latin America
West Africa & Europe
16 vessels
Middle East & Asia
11 vessels
SEACOR Marine locations

Fleet Composition (3)

Region / Asset Type	PSV	FSV	Liftboat
United States *(primarily Gulf of America)*	3	1	3
Latin America	6	4	-
Africa & Europe	6	10	-
Middle East & Asia	3	6	2
Total	**18**	**21**	**5**

44 Vessels – Average Age of 10.4 Years

35 international flag / 9 U.S. flag (Jones Act compliant)

(1) Bloomberg, as of market close on February 24, 2026.
(2) Assuming the full exercise of repurchased warrants.
(3) Fleet Composition as of December 31, 2025.

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High-Quality and Young Fleet 44 OSVs plus 2 Newbuild PSVs under Construction PSVs FSVs Liftboats 18 PSVs and 2 newbuilds under construction Average age of 7.5 years Newbuilds with deck space of 1,000m2 and integrated hybrid power Fleet Composition: (1) 21 FSVs Average age of 12.1 years Aluminum hulls, DP-2 or DP-3, up to 150 passengers 167 to 202 feet Loa Fleet Composition: 5 Liftboats Average age of 14.0 years Working water depth up to 230 feet Accommodation up to 135 passengers Fleet Composition: Number Deck Space Avg. Age Hybrid Power 11 PSVs > 800m2 6.4 years 9 7 PSVs < 700m2 9.2 years - Number Type Avg. Age Max. Speed 15 FSVs Monohull 11.7 years 38 knots 6 FSVs Catamarans 12.8 years 42 knots Number Type Avg. Age Leg Length 2 Liftboats Premium 9.0 years 300 feet 3 Liftboats Standard 17.4 years 235-245 feet Fleet Composition for PSVs excludes two newbuilds under construction. In addition, SEACOR Marine has two remaining planned PSV conversions to hybrid power.

Shallow water and deepwater activities Delivery of cargo, drilling fluids, fuel and water to rigs Construction, maintenance support and standby Accommodation and walk-to-work Offshore wind support Support drilling and production operations High-speed cargo transport to offshore facilities Transport of personnel at high-speed and comfort Walk-to-work capable Emergency response services Self-elevating and self-propelled work platforms Accommodation, offshore wind support Well workover, maintenance and production enhancement Decommissioning, plug and abandonment Midstream: commissioning and repair of pipelines and offshore gas facilities Diversified Asset Base Working Across the Energy Universe PSVs FSVs Liftboats Crew Transfer Maintenance Production Development Drilling Exploration Drilling Plug & Abandonment Decommissioning Offshore Wind PSV X X X X X FSV X X X X X Liftboat X X X X X

Newbuilding Order to Position SMHI's Fleet for the Future

SEACOR MARINE

On November 27, 2024, SMHI signed two shipbuilding contracts for the construction of two 1,000 m² PSVs

Key Specifications

Type & Design:	Two PSVs (Z 4423 Breeze Design)
Specifications:	4,650 DWT / 1,000 m² Deck Space / 88.0m Loa / 20.0m Beam
Shipyard:	Fujian Mawei Shipyard Ltd., P.R. China
Propulsion:	Diesel Electric + Integrated Batteries Hybrid Propulsion
Class / Notations Highlights:	ABS / FFV-1, SPS, ESS-LiBattery, DPS-2, ENVIRO, HAB (WB)
Delivery Dates:	October 2026 / January 2027
Total Investment:	$82.0M



HYBRID

福建船贸 FUJIAN SHIPBUILDING

BREEZE Ship Design

Design Highlights:

- ✓ **Moonpool and offshore crane-ready** for subsea and geotechnical operations
- ✓ **Safety and Compliance**: highest standards including SPS Code 2008
- ✓ **Integrated batteries hybrid propulsion:** highly efficient, operation with shore power connectivity
- ✓ **DPS-2** azimuth propulsion with three bow thrusters for enhanced maneuverability
- ✓ **Flexibility** to upgrade to ROV support, subsea crane and helideck

Strategic Rationale

- ✓ **Competitive pricing** relative to second-hand vessels, coupled with **attractive delivery dates**
- ✓ Investment underpinned by **strong market fundamentals** and **limited orderbook**
- ✓ Aligns with SEACOR Marine's **asset rotation strategy**, aimed at renewing its fleet with high-specification assets in replacement of older / lower specification assets
- ✓ Adopts state-of-the-art **green technology** aimed at fuel efficiency and reduction in emissions including hybrid propulsion
- ✓ **Strong design and operating capabilities** will allow the vessels to work across the **offshore energy** universe, ranging from traditional offshore oilfield support and drilling support and operations, to walk-to-work, light subsea construction, ROV support, and offshore wind support

In Numbers

PSV Fleet	11% increase in the PSV fleet, reducing the average age of the PSV fleet from 8.5 years to 7.7 years upon delivery of the vessels
Geographical Footprint	Vessels capable of serving all major offshore basins
High Earnings Potential	Leading edge day rates of $40,000+ for these size vessels according to Clarksons Research

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Funding of PSV Newbuild Program Back-Loaded Payment Terms Capex Program Fully Funded The sale of non-core AHTSs funded the first milestone payment for both vessels in Q1 2025 The new senior secured term loan is available to fund up to 50% of the total contract price; a total of $16.4M was drawn as of December 31, 2025 (1) Previously concluded asset sales generated $43.7M in restricted cash to be used against future milestone payments, of which $23.5M is remaining Newbuild program is fully funded from existing restricting cash and proceeds from assets contracted for sale, as reflected in our assets held for sale Milestone Hull MW628-11 Hull MW628-12 Signing Q4 2024 Q4 2024 Steel Cutting Q2 2025 Q3 2025 Keel Laying Q4 2025 Q1 2026 Launch Q2 2026 Q3 2026 Delivery Q4 2026 Q1 2027 % of Contract Cost 20% 20% 10% 10% 40% Total Capex $16.4M $16.4M $8.2M $8.2M $32.8M $24.6M of Tranche B under the 2024 SMFH Credit Facility remains available and undrawn as of December 31, 2025. Construction Progress On Time and On Budget Hull MW628-11: achieved Steel Cutting on May 15, 2025, and Keel Laying on November 10, 2025 Hull MW628-12: achieved Steel Cutting on September 15, 2025 (Keel Laying expected March 2026) Left: Hull Erection for Hull MW628-11 Right: Block Fabrication for Hull MW628-12

Strengthening Contracted Revenue Backlog Contracted Revenue Backlog (1) stands in excess of $500M (including options), a high-water mark Revenue Backlog (incl. Options) by Year & Asset Class Revenue Backlog (incl. Options) by Region Revenue Backlog (incl. Options) by Asset Class Firm vs. Options 2026 2027 2028+ Firm 88% 53% 48% Options 12% 47% 52% Revenue Backlog as of December 31, 2025, and only includes charters with a duration of at least 30 days, including options. Top 5 Customers % of FY 2025 Total Revenue Azule Energy (BP / ENI Joint Venture) 27% ExxonMobil 17% Saudi Aramco 14% Milaha 7% Chevron 5% FY 2025 Total Revenue by Customer Type

SEACOR Marine’s Strategic Priorities Fleet & Cost Optimization Operational Excellence Shift away from high volatility markets and streamline portfolio of vessels to focus on higher specification PSVs and FSVs Focus on key markets where SEACOR Marine is most relevant Optimize the cost structure and regional footprint to maintain SEACOR Marine’s competitiveness in the industry and position itself to take advantage of market opportunities Previously announced sale of non-accretive assets will fully fund the PSV newbuild program and eliminate additional debt draws Additional sales of non-accretive assets will create a path for deleveraging, thereby unlocking substantial embedded value in the fleet Prudent steward of capital, focusing on strengthening the balance sheet and exploring opportunities for consolidation Drive further growth in fleet utilization and day rates across asset classes and regions Demonstrate safety leadership through a robust QHSE program Leverage technology through software and operational efficiencies to drive margin growth Capital Allocation Own and operate one of the youngest and most capable fleets in the industry

II. Market Outlook

Supportive Industry Fundamentals

SEACOR MARINE

Global Offshore Project Capex by FID Year



$250B
$200B
$150B
$100B
$50B
$0B
138
215
181
187
83
76
56
93
66
118
52
107
124
135
94
106
94
97
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026F
2027F

Offshore Exploration Capex by Region



$bn
90
80
70
60
50
40
30
20
10
-
2000 2002 2004 2006 2008 2010 2012 2014 2016 2018 2020 2022 2024E 2026E 2028E 2030E
Asia Pacific
North America
S&C America
West Africa
NW Europe
Med/Casp./ Bl. Sea
Middle East/ISC
Other

Commentary:

- Global offshore project capex forecasted relatively flat in 2026, but hinges on oil price; long-term, new discoveries are needed to replenish reserves, and offshore activity is expected to drive growth
- Growth potential in 2027, with deepwater expected to grow ~10% in 2026 and 2027

Commentary:

- Outlook for offshore oil and gas projects remains positive, with forecasted stable offshore exploration capex over the next several years
- Capex allocation towards deepwater regions, likely to drive demand for larger, high-spec OSVs and subsea

Source: Clarksons Research Services, Rystad Energy.

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Balance Supply / Demand

SEACOR MARINE

Current demand decline is <1% from the 2024 peak



2,000
1,800
1,600
1,400
1,200
1,000
800
600
400
200
-
No vessels
1,522
1,518
1,516
258
119
1,146
223
144
1,152
246
136
1,134
242
135
1,139
2023
2024
2025
2023
2024
2025
Latest
Total fleet
Activity distribution
PSV total fleet
PSV active fleet
PSV idle fleet
PSV stacked fleet

Adjusted utilization remains ~90% despite “weakness”



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
-
15%
13%
15%
14%
75%
76%
75%
75%
33
23
41
26
41
25
41
25
45
40
35
30
25
20
15
10
5
-
Thousands
$/day
2023
2024
2025
Latest
2023
2024
2025
Latest
Utilization
Dayrates (global)
Reported utilization
Adjusted Utilization
Global TC > 4,000 dwt
Global TC ~3,200 dwt

Supply and demand balance remains tight:

- Demand remains high with adjusted utilization close to 90%, which is supportive of a 2026 rate rebound
- Utilization, when adjusted for stacked PSVs, is in practice 14-15% higher than total utilization

Source: Clarksons Research Services, Clarksons Securities.

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Continued Supply Side Constraints

SEACOR MARINE

Stacked supply and stacking length



500
450
400
350
300
250
200
150
100
50
-
No vessels
20%
18%
16%
14%
12%
10%
8%
6%
4%
2%
-
2013
2015
2017
2019
2021
2023
2025
Non-Competitive supply
< 1 yr
1-2 yrs
2-3 yrs
3-4 yrs
4-5 yrs
> 5 yrs
Stacked % of fleet

PSV orderbook at ~5% of fleet



500
450
400
350
300
250
200
150
100
50
-
50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
-
2008
2010
2012
2014
2016
2018
2020
2022
2024
PSV, < 2,000 dwt
PSV, 2-3,000 dwt
PSV, 3-4,000 dwt
PSV, > 4,000 dwt
OB as % of fleet

Supply is Driving the Cycle:

- Supply side constraints continue to drive utilization for PSVs for market activity in general higher than anticipated year-to-date
- "Real" sideline capacity is less than 4% of the fleet and the orderbook indicates "zero" fleet growth going forward

Source: *Clarksons Research Services, Clarksons Securities.*

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Day Rates remain above historical averages despite softness in 2025 OSV Rate Index and Offshore Index (1) Average Global PSV Day Rates Commentary: While the OSV market softened in 2025 with the OSV Rate Index standing at 185 points (-3% vs. 2024 and -8% vs. all-time high in July 2024), optimism remains given several large offshore projects reaching FID and previously suspended rigs have been recalled in the Middle East Day rates for medium and large PSVs softened in 2025, but remain above trend and well above historical averages: day rates were driven by higher demand for large PSVs in South America, and offset by lower activity on smaller tonnage OSV Rate Index basis: January 2005 = 100. Offshore Index basis: January 2007 = 100. Source: Clarksons Research Services.

III. Financial Highlights

Financial Highlights FY 2023 FY 2024 Fleet Average Utilization Fleet Average Day Rate Revenues Direct Vessel Profit (2) 75% 67% $16,375 $18,989 $279.5M $271.4M $119.9M $74.1M FY 2025 Fleet Count / Average Age (1) 55 / 9.4 years 51 / 10.3 years Adjusted EBITDA (3) $67.9M $27.7M 66% $18,899 $227.8M $46.1M 44 / 10.4 years ($2.6M) Fleet Count and Average Age excludes 3 managed vessels and includes 1 leased-in vessel in 2023. 2024 excludes 3 managed vessels. Direct Vessel Profit is a non-GAAP financial measure. See Slide 2 for a discussion of Direct Vessel Profit and the Appendix to this presentation for a reconciliation to GAAP. Adjusted EBITDA is a non-GAAP financial measure. See Slide 2 for a discussion of Adjusted EBITDA and the Appendix to this presentation for a reconciliation to GAAP.

Key Financial Metrics Total Revenue, DVP (1) & DVP Margin Total Debt, Cash & Cash Equivalents & Equity Ratio FYE 2025 Commentary Direct Vessel Profit is a non-GAAP financial measure. See Slide 2 for a discussion of Direct Vessel Profit and the Appendix to this presentation for a reconciliation to GAAP. Net Debt is a non-GAAP financial measure. See Slide 2 for a discussion of Net Debt and the Appendix to this presentation for a reconciliation to GAAP. Total Revenue of $227.8M (down 16.0% vs. FY 2024), with average day rates at $18,899 and utilization at 66% Average day rates and utilization have remained steady vs. FY 2024, with utilization affected by prolonged downtime on one Liftboat in the Middle East and a higher number of maintenance days across the fleet Gain on Asset Dispositions driven by sale of three Liftboats, three PSVs, one FSV and miscellaneous vessel equipment resulting in gains of $63.4M gains Net Debt (2) position of $245.8M (vs. $273.9M as of FYE 2024) The Company remained in compliance with all its financial covenants Day Rate and Utilization Progression FY 2023 FY 2024 FY 2025 Day Rate $16,375 $18,989 $18,899 Utilization 75% 67% 66% Gains on Asset Dispositions $21.4M $13.5M $63.4M Operating Income (Loss) $35.5M -$10.4M $13.7M Net Income (Loss) -$9.3M -$78.1M -$27.8M

DVP Breakdown by Asset Class & Region

SEACOR MARINE

DVP (1) Breakdown by Asset Class

	FY 2023	FY 2024	FY 2025
PSV			
Day Rate	$18,031	$19,888	$20,857
Utilization	77%	62%	64%
PSV - Direct Vessel Profit (1)	**$39.5M**	**$21.6M**	**$22.7M**
FSV			
Day Rate	$11,273	$12,901	$13,852
Utilization	84%	76%	71%
FSV - Direct Vessel Profit (1)	**$34.2M**	**$24.0M**	**$22.6M**
Liftboat			
Day Rate	$37,523	$42,665	$33,369
Utilization	50%	58%	54%
Liftboat - Direct Vessel Profit (1)	**$43.5M**	**$26.2M**	**$0.2M**
AHTS			
Day Rate	$9,201	$9,156	-
Utilization	70%	60%	-
AHTS - Direct Vessel Profit (1)	**$0.4M**	**($0.5M)**	**($0.3M)**
Miscellaneous - Direct Vessel Profit (1)	**$2.3M**	**$2.8M**	**$0.9M**
Average Fleet Day Rate	**$16,375**	**$18,989**	**$18,899**
Average Fleet Utilization	**75%**	**67%**	**66%**
Total - Direct Vessel Profit (1)	**$119.9M**	**$74.1M**	**$46.1M**

DVP (1) Breakdown by Region

	FY 2023	FY 2024	FY 2025
United States *(primarily Gulf of America)*			
Day Rate	$20,967	$23,076	$21,634
Utilization	45%	38%	41%
Direct Vessel Profit (1)	**$17.1M**	**($10.7M)**	**($4.7M)**
Africa and Europe			
Day Rate	$14,612	$17,453	$17,883
Utilization	87%	75%	76%
Direct Vessel Profit (1)	**$38.7M**	**$42.2M**	**$28.8M**
Middle East and Asia			
Day Rate	$15,003	$17,285	$17,189
Utilization	76%	78%	71%
Direct Vessel Profit (1)	**$31.8M**	**$20.6M**	**$3.6M**
Latin America			
Day Rate	$18,937	$23,462	$22,758
Utilization	88%	66%	65%
Direct Vessel Profit (1)	**$32.3M**	**$22.0M**	**$18.3M**
Average Fleet Day Rate	**$16,375**	**$18,989**	**$18,899**
Average Fleet Utilization	**75%**	**67%**	**66%**
Total - Direct Vessel Profit (1)	**$119.9M**	**$74.1M**	**$46.1M**

(1) *Direct Vessel Profit is a non-GAAP financial measure. See Slide 2 for a discussion of Direct Vessel Profit and the Appendix to this presentation for a reconciliation to GAAP.*

seacormarine.com | 19

Fleet Maintenance and Capital Expenditures Historical Major Repairs and Drydocking Expenses Fleet Age Distribution (1) Capital Expenditures as of December 31, 2025 Fleet Age Distribution as of December 31, 2025. Fleet Age Distribution includes two PSVs under construction to be delivered in Q4 2026 and Q1 2027, respectively. Capital Commitments 2026 2027 Newbuilds under construction – 2x PSVs $30M $16M Hybrid battery power systems – 2x PSVs - $2M Miscellaneous vessel equipment $1M - Total $31M $18M

IV. Appendix

Financials – Balance Sheet and Debt Overview

SEACOR MARINE

Balance Sheet *(in $ thousands)*

Assets	FY 2025	FY 2024	FY 2023
Current Assets:			
Cash and Cash Equivalents, including Restricted Cash	93,116	76,140	84,131
Other Current Assets	86,668	97,511	80,555
Total Current Assets	**179,784**	**173,651**	**164,686**
Property and Equipment, Net of Depreciation	428,021	532,966	594,682
Construction in Progress	47,002	11,904	10,362
Net Property and Equipment	475,023	544,870	605,044
Leases and Other Assets	5,794	8,590	10,606
Total Assets	**660,601**	**727,111**	**780,336**

Liabilities and Equity	FY 2025	FY 2024	FY 2023
Current Liabilities:			
Current Portion of Lease Liabilities	417	623	1,626
Current Portion of Long-Term Debt	30,000	27,500	28,365
Other Current Liabilities	40,312	56,919	47,095
Total Current Liabilities	**70,729**	**85,042**	**77,086**
Long-Term Lease Liabilities	615	3,002	3,535
Long-Term Debt	304,644	317,339	287,544
Other Long-Term Liabilities	19,941	23,406	37,947
Total Liabilities	**395,929**	**428,789**	**406,112**
Total Equity	**264,672**	**298,322**	**374,224**
Total Liabilities and Equity	**660,601**	**727,111**	**780,336**

Debt Overview *(in $ thousands)*

Debt Facility	Final Maturity	Principal Outstanding
2024 SMFH Credit Facility	December 16, 2029	338,900
Total Debt		**338,900**
Discount / Issuance Costs		(4,256)
Total Debt, Net of Discount / Issuance Costs		**334,644**



Debt Amortization Schedule
$30M
$1M
$30M
$1M
$30M
$223M
$1M
$23M
2026
2027
2028
2029
Amortization (Tranche A)
Amortization (Tranche B)(1)
Balloon

(1) *Based on $16.4M drawn under Tranche B of the 2024 SMFH Credit Facility as of December 31, 2025.*
Source: Company filings.

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Financials – Income and Loss Statement Income and Loss Statement (in $ thousands) Source: Company filings. FY 2025 FY 2024 FY 2023 Operating Revenues 227,832 271,361 279,511 Costs and Expenses: Operating 181,772 197,252 159,650 Administrative and General 47,483 44,713 49,183 Lease Expense 1,203 1,678 2,748 Depreciation and Amortization 47,070 51,628 53,821 277,528 295,271 265,402 Gains (Losses) on Asset Dispositions and Impairments, Net 63,412 13,481 21,409 Operating Income (Loss) 13,716 (10,429) 35,518 Other Income (Expense): Interest Income 1,856 1,768 1,444 Interest Expense (36,050) (40,627) (37,504) Gains (Losses) on Debt Extinguishment - (31,923) (2,004) Derivative Gains (Losses), Net 156 (908) 608 Foreign Currency Gains (Losses), Net (3,135) (1,049) (2,133) Gains on Insurance Claim Settlement Other, Net 4,581 (189) - 121 - - (32,781) (72,618) (39,589) Income (Loss) Before Tax Expense (Benefit) and Equity (Losses) in Earnings of 50% or Less Owned Companies (19,065) (83,047) (4,071) Income Tax Expense (Benefit): Current 13,171 11,067 13,860 Deferred (2,661) (13,682) (5,061) 10,510 (2,615) 8,799 Income (Loss) Before Equity in Earnings (Losses) of 50% or Less Owned Companies (29,575) (80,432) (12,870) Equity in Earnings (Losses) of 50% or Less Owned Companies, Net of Tax 1,731 2,308 3,556 Net Income (Loss) (27,844) (78,124) (9,314)

Financials – Cash Flow Statement Cash Flow Statement (in $ thousands)   FY 2025 FY 2024 FY 2023 Cash Flows from Continuing Operating Activities:     Net Income (Loss) (27,844) (78,124) (9,314) Adjustments to Reconcile Net Income (Loss) to Net Cash Provided by (used in) Operating Activities: Depreciation and Amortization 47,070 51,628 53,821 Debt Discount and Deferred Financing Cost Amortization 1,110 8,923 8,340 Stock-based Compensation Expense 6,329 6,458 6,000 Allowance for Credit Losses (613) 202 3,519 (Gains) Losses from Equipment Sales, Retirements or Impairments (63,412) (13,481) (21,409) (Gains) Losses on Debt Extinguishment - 28,252 177 Derivative (Gains) Losses (156) 908 (608) Interest on Finance Lease 4 3 202 Settlements on Derivative Transactions, Net (308) 164 577 Currency (Gains) Losses 3,135 1,049 2,133 Deferred Income Taxes (2,661) (13,682) (5,061) Equity (Earnings) Losses (1,731) (2,308) (3,556) Dividends Received from 50% or Less Owned Companies 3,199 2,916 2,241 Changes in Operating Assets and Liabilities: Accounts Receivables 11,139 (4,600) (17,215) Other Assets 75 (1,315) 2,288 Accounts Payable and Accrued Liabilities (11,737) 2,745 (13,188) Net Cash provided by (used in) Operating Activities (36,401) (10,262) 8,947 Cash Flows from Continuing Investing Activities:   Purchases of Property and Equipment (48,783) (7,294) (10,604) Proceeds from Disposition of Property and Equipment 129,219 24,858 44,730 Principal Payments on Notes due from Others - - 15,000 Net Cash provided by Investing Activities 80,436 17,564 49,126 Source: Company filings.

Financials – Cash Flow Statement (Continued) Cash Flow Statement (in $ thousands)   FY 2025 FY 2024 FY 2023 Cash Flows from Continuing Financing Activities:     Payments on Long-Term Debt (27,500) (24,312) (29,165) Payments on Debt Extinguishment - (328,712) (131,604) Payments on Debt Extinguishment Costs - (3,671) (1,827) Proceeds from issuance of Long-Term Debt, Net of Issue Costs 15,799 345,192 148,475 Proceeds from issuance of Common Stock, Net of Issue Costs - - 24 Payment for repurchase of Common Stock and Warrants (13,757) - - Proceeds from Exercise of Stock Options and Warrants - 140 6 Payments on Finance Leases (20) (41) (531) Tax Withholdings on Restricted Stock Vesting (1,581) (3,889) (2,368) Net Cash used in Financing Activities (27,059) (15,293) (16,990) Effects of Exchange Rates - - 3 Net Increase (Decrease) in Cash, Cash Equivalents and Restricted Cash 16,976 (7,991) 41,086 Cash, Cash Equivalents and Restricted Cash, Beginning of Period 76,140 84,131 43,045 Cash, Cash Equivalents and Restricted Cash, End of Period 93,116 76,140 84,131 Source: Company filings.

Financial Reconciliations Adjusted EBITDA Reconciliation (in $ thousands) FY 2025 FY 2024 FY 2023 Net Income (Loss) attributable to SEACOR Marine Holdings Inc. (27,844) (78,124) (9,314) Depreciation and Amortization 47,070 51,628 53,821 Interest Expense 36,050 40,627 37,504 Interest Income (1,856) (1,768) (1,444) Taxes 10,510 (2,615) 8,799 Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA) 63,930 9,748 89,366 (Gains) Losses on Asset Dispositions and Impairments, Net (63,412) (13,481) (21,409) (Gains) Losses on Debt Extinguishment - 31,923 2,004 Derivative (Gains) Losses, Net (156) 908 (608) Foreign Currency (Gains) Losses, Net 3,135 1,049 2,133 (Gains) Losses on Insurance Claim Settlement (4,581) - - Other, Net 189 (121) - Equity in (Earnings) Losses of 50% or Less Owned Companies (1,731) (2,308) (3,556) Adjusted EBITDA (2,626) 27,718 67,930 DVP Reconciliation (in $ thousands) FY 2025 FY 2024 FY 2023 Operating Income (Loss) 13,716 (10,429) 35,518 (Gains) Losses on Asset Dispositions and Impairments, Net (63,412) (13,481) (21,409) Depreciation and Amortization 47,070 51,628 53,821 Lease Expense 1,203 1,678 2,748 Administrative and General 47,483 44,713 49,183 Direct Vessel Profit (DVP) 46,060 74,109 119,861 Source: Company filings.

Financial Reconciliations (continued) Net Debt Reconciliation (in $ thousands) FY 2025 FY 2024 FY 2023 Current Portion of Long-Term Debt 30,000 27,500 28,365 Long-Term Debt 304,644 317,339 287,544 Discount and Issuance Costs 4,256 5,161 37,115 Total Debt 338,900 350,000 353,024 Cash and Cash Equivalents, including Restricted Cash 93,116 76,140 84,131 Net Debt 245,784 273,860 268,893 DVP to Adjusted EBITDA Reconciliation (in $ thousands) FY 2025 FY 2024 FY 2023 Operating Revenues 227,832 271,361 279,511 Operating Expenses 181,772 197,252 159,650 Direct Vessel Profit (DVP) 46,060 74,109 119,861 Administrative and General 47,483 44,713 49,183 Lease Expense 1,203 1,678 2,748 Adjusted EBITDA (2,626) 27,718 67,930 Source: Company filings.